Filing by Rule 497(e) of the 1933 Act
                                                              File No. 33-85332

                                                                    May 1, 1999


[INTEGRITY MUTUAL FUNDS LOGO]

                         INTEGRITY FUND OF FUNDS, INC.

PROSPECTUS
_______________________________________________________________________________

This prospectus is intended to provide important information to help you evaluate whether the Integrity Fund of Funds, Inc. may be right for you. Please read it carefully before investing and keep it for future reference. To learn more about how the Integrity Mutual Funds can help you achieve your financial goals, call us at (800) 276-1262.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

_______________________________________________________________________________

                            Table of Contents

                                                                Page

   The Fund                                                         3
   Integrity Fund of Funds, Inc.                                    3
      Fund Summary                                                  3
      How the Fund Has Performed                                    4
      What are the Fund's Expenses?                                 5
   Fund Management                                                  6
   Principal Investment Strategies                                  7
   Non-Principal Investment Strategies                              9
   Other Fund Policies                                              9
   Portfolio Transactions                                          10
   Principal Risk Factors                                          10
   Other Risk Factors                                              12
   How To Purchase Shares                                          12
   Systematic Investing - The Monthomatic Investment Plan          13
   Special Services                                                14
   General Information Regarding Distribution                      14
   How To Sell Shares                                              15
   Systematic Withdrawal                                           16
   Distributions and Taxes                                         16
   Net Asset Value                                                 17
   Fund Service Providers                                          18
   Shareholder Inquiries                                           18
   Financial Highlights                                            19

                                      2

INTEGRITY FUND OF FUNDS, INC.

                                 FUND SUMMARY

                             INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and growth of income. Current income is a secondary objective of the Fund.

         PRINCIPAL STRATEGIES:  HOW THE FUND PURSUES ITS OBJECTIVE

The Fund invests primarily in a diversified group of other registered open-end investment companies which, in turn, invest principally in equity securities. We seek underlying funds we believe will advance the objective of the Fund. In selecting underlying funds, we consider the underlying fund's objectives, policies, performance, and management as well as their overall operations
(such as size, fees and expenses, and services). We invest in approximately 15 to 50 underlying funds. We normally invest in underlying funds that are classified as growth, aggressive growth, or growth-income funds. The Fund generally focuses on underlying funds which primarily invest in companies with market capitalization over $500 million. The Fund generally invests in seasoned underlying funds that have had favorable performance returns compared to other similar funds and market indexes.

The Fund may also invest in stock index futures and options on stock index futures for hedging purposes.

       PRINCIPAL RISKS:  WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The assets of the Fund are invested in other investment companies, so the investment performance and risk of the Fund is directly related to the investment performance and risks of the underlying funds held. The risks of the underlying funds include market risk, interest rate risk, income risk, and credit risk. The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds held to meet their objectives as well as the allocation among those underlying funds. There can be no assurance that the investment objective of the Fund or any underlying fund will be achieved.

The Fund and the underlying funds have transactional and operating expenses. An investor in the Fund will therefore bear not only his or her proportionate share of the Fund's expenses, but also the similar expenses of the funds in which the Fund invests.

The value of the underlying funds' investments, and thus the net asset value ("NAV") of both the underlying funds' and the Fund's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the underlying funds invest.

Because the Fund uses hedging strategies, the Fund also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund investment, loss of money is a risk of investing.

                         IS THIS FUND RIGHT FOR YOU?

The Fund may be a suitable investment for you if you are seeking:

  *  Long-term growth potential and income growth;

  * The convenience of a diversified portfolio of mutual funds in a single investment.

You should not invest in this Fund if you are:

  *  Unwilling to accept share price fluctuations;

  *  Investing to meet short-term financial goals.

                                      3

                         HOW THE FUND HAS PERFORMED

The chart and table below provide some indication of the risk of investing in the Fund by showing performance changes year to year and how average annual returns over one-year and the life of the Fund compare with those of a broad measure of market performance. Past performance is not an indication of future performance.

ANNUAL TOTAL RETURNS (AS OF 12/31 EACH YEAR)

          1995      1996      1997     1998
          25.20%    13.84%    14.65%   12.17%

For the periods shown, the highest and lowest quarterly returns were 16.93% and -13.87%, respectively for the quarters ending 12/31/98 and 9/30/98. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                  Average Annual Total Returns
           for the Periods Ending December 31, 1998

                    1 Year          Inception(1)
______________________________________________
Fund                10.67%           16.14%

S&P 500 (2)         26.67%           28.01%

(1) The inception period is from January 3, 1995 to December 31, 1998.

(2) The S&P 500 returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees.

                                      4

                        WHAT ARE THE FUND'S EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                     ______________________________

SHAREHOLDER FEES (1),(2) (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases                   NONE
   Maximum Deferred Sales Charge (Load)
    (as a percentage of lesser of purchase price or redemption
      proceeds)                                                       1.50%(3)
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends        NONE
   Redemption Fees                                                    NONE
   Exchange Fee                                                       NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees(4)                                                 0.90%
12b-1 Fees                                                         NONE
Other Expenses
   Administrative Expenses                                  0.47%
   Service Fees(5)                                          0.25%
   Total Other Expenses                                            0.72%
Total Annual Fund                                                  _____
 Operating Expenses(3),(6)                                         1.62%


(1) Authorized brokers and other firms may charge additional fees to effect shareholder transactions. Please see their materials for details.

(2) An investor will not only bear the cost of any deferred sales charge (load) of the Fund, but also his or her proportionate share of sales charges
   (loads) of the funds in which the Fund invests.

(3) Shares redeemed within five years of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.5%. Purchases of $1 million or more are subject to a reduced CDSC if redeemed within 1 year of purchase. See "How to Purchase Shares."

(4) An investor will bear not only his or her proportionate share of the Fund's transactional and operating expenses but also similar expenses of the funds in which the Fund invests. Generally, the operating expenses of the underlying funds have ranged from 0.50% to 1.50% of average net assets.

(5) The Fund pays dealers fees up to 0.25% of the Fund's net assets for personal service to shareholders and/or maintenance of shareholder accounts.

(6) The investment adviser has voluntarily agreed to waive fees through April 30, 2000 in order to prevent Total Operating Expenses (excluding extra-ordinary expenses) from exceeding 1.60% of the average daily net asset value of Fund shares. After fee waivers and expense reimbursements, the Fund's total annual operating expenses was 1.60% for the fiscal year ended December 31, 1998.

                                      5

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    1 year    3 years    5 years    10 years
    ________________________________________
    $ 310     $ 660      $ 1,030     $ 1,920

You would pay the following expenses if you did not redeem your shares:

    1 year    3 years    5 years    10 years
    ________________________________________
    $ 160     $ 510      $ 880       $ 1,920


                               FUND MANAGEMENT

The overall management of the business and affairs of the Fund is the respon-sibility of the Fund's Board of Directors. ND Money Management, Inc. ("ND Management"), 1 North Main, Minot, North Dakota 58703, is the investment adviser to the Fund. ND Management has been advising mutual funds since 1989 and is currently investment adviser to four funds with assets under management of approximately $168 million. ND Management was also the investment adviser to the ND Insured Income Fund, Inc. from 1991 to 1998. ND Manage-ment is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, and, at its own expense, provides all necessary administrative services, office space, equipment, and clerical services for managing the Fund's investments and effecting its portfolio transactions. ND Management also pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of ND Management.

Monte L. Avery, portfolio manager, is primarily responsible for the day-to-day management of the Fund's portfolio under the supervision and direction of Robert E. Walstad, president of the Fund. Mr. Avery has been portfolio manager since January 1996. Mr. Avery started in the securities business with Paine-Webber in 1981 as a retail broker transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, North Dakota) to help start their Invest Center. Mr. Avery returned to Dean Witter in 1993 until he joined ND Holdings, Inc. ("ND Holdings") in 1995. Since that time, Mr. Avery has been a co-portfolio manager of the following funds: ND Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., and Montana Tax Free-Fund, Inc. Mr. Walstad is also president of these funds and has supervised and directed the management of the portfolios of these funds since they commenced operations. Mr. Walstad started in the securities business with PaineWebber as a retail broker in 1972. In 1977, he became branch manager with Dean Witter Reynolds and spent ten years in that capacity. In 1987, Mr. Walstad founded ND Holdings. The Fund's Investment Adviser and Underwriter are wholly-owned subsidiaries of ND Holdings.

                                      6

For providing management services, ND Management is paid an annual fund manage-ment fee by the Fund of 0.90% of the Fund's average daily net assets, payable monthly.

For the most recent fiscal year, the Fund paid to ND Management, after expense reimbursements, management fees of 0.90% of average net assets.

The Fund pays for its own operating expenses such as custodial, transfer agent, accounting, and legal fees; brokerage fees and commissions, if any; costs attributable to investor services; insurance premiums; interest; organizational expenses; taxes; and extraordinary expenses. The Fund also pays dealers fees up to 0.25% of the Fund's net assets for personal service to shareholders and/or the maintenance of shareholder accounts. See the Statement of Additional Information for an additional discussion of Fund expenses.

You should note that because the Fund invests in other funds, you pay not only the transactional expenses (such as a deferred sales charge) and a pro rata share of the operating expenses of the Fund, you will also pay a portion of similar expenses of the underlying funds. An investor in the Fund therefore will indirectly pay higher expenses than if the underlying fund shares were owned directly. You may also receive taxable capital gains distributions to a greater extent than if the underlying funds were owned directly.

                        PRINCIPAL INVESTMENT STRATEGIES

                         SECURITIES THE FUND INVESTS IN

The Fund's investment objective may not be changed without shareholder approval. For a detailed discussion of the Fund's fundamental investment policies, see the Statement of Additional Information.

                            INVESTMENT COMPANIES

Under normal circumstances, the Fund invests at least 80% of its assets in shares of registered open-end investment companies ("underlying funds"). The Fund will normally invest in approximately fifteen to fifty underlying funds and may invest up to 25% of its total assets in any one underlying fund. The Fund will generally invest in underlying funds that invest primarily in common stock and which seek long-term capital appreciation and growth of income with current income of secondary importance. The Fund normally invests in underly-ing funds that are classified as growth, aggressive growth, or growth-income funds.

The Fund generally focuses in underlying funds which primarily invest in companies with a market capitalization of over $500 million. The underlying funds may also have a portion of their assets invested in fixed-income securi-ties. These underlying funds typically invest primarily in investment grade quality securities with respect to their assets allocated to fixed-income securities.

The Fund generally invests in seasoned underlying funds. Accordingly, the Fund normally invests in underlying funds with at least a five year operating history and at least $300 million assets under management. The above policies may be changed without shareholder approval.

                                      7

The Fund will not purchase shares of closed-end investment companies or in investment companies which are not registered with the Securities and Exchange Commission. The Fund intends to invest only in underlying funds which qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. If an underlying fund fails to qualify as a RIC, it may be subject to federal income tax. Although there is no assurance an underlying fund will qualify as a RIC, the Fund will promptly dispose of any shares in its portfolio which have been issued by a fund which has failed to qualify as a RIC.

                          HOW WE SELECT INVESTMENTS

ND Management selects underlying funds based primarily upon its assessment of the underlying fund's potential to advance the Fund's objective. ND Management evaluates underlying funds based on their investment objectives, policies and techniques, past performance, and management. ND Management will also consider the fund's operations including: the fund's size, reputation, management style, fees and expenses, portfolio composition and liquidity, and shareholder services. In selecting funds, ND Management looks for funds that have had favorable performance returns compared to similar funds or market indexes. ND Management will compare the underlying fund's performance record over the past 3, 5, or 10 years (if available), against that of other funds and market measurements.

                              RISK MANAGEMENT

                            HEDGING STRATEGIES

The Fund may also engage in various investment strategies designed to hedge against changes in market conditions using stock index futures contracts and options on stock index futures contracts. The Fund may enter into futures contracts for the purchase or sale of stock indexes or purchase and sell options on these futures contracts. The Fund uses these investment strategies to hedge against changes in the values of securities the Fund owns or expects to purchase and not for speculation. The Fund will not enter into such trans-actions if the sum of the initial margin deposits and premiums paid for unexpired options exceed 5% of the Fund's total assets. The ability of the Fund to benefit from options and futures is largely dependent on ND Manage-ment's ability to use these strategies successfully. If ND Management's judgment about the general direction of markets is wrong, the overall perfor-mance of the Fund will be poorer than if no such futures and options had been used. In addition, the Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund's portfolio. Consequently, if the price of the futures and options moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The Fund could lose money on futures transactions or an option can expire worthless. Losses (or gains) involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an im-mediate and substantial loss (or gain) for a fund. Use of options may also
(i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell.

                                      8

                       TEMPORARY INVESTMENT STRATEGIES

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.

The Fund may therefore hold cash or may invest in money market mutual funds and in short-term obligations including U.S. government securities (including U.S. Treasury bills), commercial paper, certificates of deposit, and bankers' acceptances as a temporary defensive measure. During these periods, the Fund may not be able to achieve its investment objective. For more detailed infor-mation on eligible short-term investments, see the Statement of Additional Information.

                     NON-PRINCIPAL INVESTMENT STRATEGIES

As a non-principal investment strategy, the Fund may also invest in underlying funds which invest primarily in long or short-term fixed-income securities that are investment grade quality. We will invest in bond funds if we believe they offer a potential for capital appreciation.

                           OTHER FUND POLICIES

Although the Fund invests primarily in shares of underlying funds, the Fund may hold cash or may invest in money market mutual funds and in short-term obliga-tions including U.S. government securities (including U.S. Treasury bills), commercial paper, certificates of deposit, and bankers' acceptances to accumu-late cash for investment and redemptions. Cash held for investments or redemptions may not exceed 35% of the Fund's total assets.

The Fund and its affiliated persons will not purchase more than 3% of the total outstanding shares of another fund in accordance with federal securities laws. Because of this restriction, the Fund may have to forego certain investment opportunities. In addition, the Fund may not invest more than 15% of its net assets in illiquid securities.

The Fund may acquire shares of underlying funds that impose sales loads or 12b-1 distribution or service fees. The underlying funds, however, may offer shareholder programs which reduce the sales loads such as quantity discounts, rights of accumulation, or letters of intent. To the extent available, the Fund will use these arrangements to reduce any sales load the Fund pays. Because of these available discounts, the Fund in most cases will not pay a sales charge of more than 1% of the public offering price (1.01% of the net amount invested).

                                      9

                          PORTFOLIO TRANSACTIONS

The Investment Adviser may consider a number of factors in determining which brokers to use for the Fund's portfolio transactions. These factors include research services, reasonableness of commissions, quality of services, and ex-ecution and sale of Fund shares. When the Fund purchases the shares of under-lying funds subject to a front-end sales load, the Investment Adviser anticipates that the Fund's Underwriter, ND Capital, Inc. ("ND Capital") will execute a substantial portion of these portfolio transactions. When ND Capital acts as the dealer on these purchases, it may receive a dealer reallowance, up to a maximum 1% of the public offering price. ND Capital will not be designated as dealer if the dealer reallowance exceeds 1% of the public offering price.
ND Capital may also receive 12b-1 distribution and service fees from underlying funds when assisting the Fund in purchasing shares of the underlying funds. In addition, ND Capital may receive brokerage commissions on portfolio transac-tions of underlying funds held in the Fund's portfolio.

                           PRINCIPAL RISK FACTORS

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. Before you invest, you should consider the following risks:

MARKET RISK: the risk that a particular stock, an industry, or stocks in general may fall in value.

FUND RISK: the Fund's investment performance and risk is directly related to the investment performance and risks of the underlying funds. The ability of the Fund to achieve its investment objective is therefore dependent on a number of factors, including the skills of the adviser of the underlying funds to invest to meet the objectives of the underlying fund, to effectively respond to changes in market conditions, and to maintain sufficient liquidity to meet redemptions. The Fund is independent from any of the underlying funds and has little voice in the management and investment practices of the underlying funds.

INTEREST RATE RISK: to the extent the Fund invests in underlying funds that invest in debt securities, the Fund is subject to interest rate risk. Interest rate risk is the risk that the value of the Fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of an underlying bond fund's portfolio, the greater its interest rate risk.

INCOME RISK: to the extent the Fund invests in underlying funds that invest in debt securities, the Fund is subject to income risk. Income risk is the risk that the income from the Fund's portfolio will decline because of falling market interest rates. This can result when the underlying bond fund invests the proceeds from the new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

                                      10

CREDIT RISK: to the extent the Fund invests in underlying funds that invest in debt securities, the Fund is subject to credit risk. Credit risk is the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. Underlying funds may invest in investment grade and non-investment grade bonds (i.e., junk bonds). Year 2000 issues may affect the ability of issuers to meet their payment obligations to their bond holders, and may adversely affect their credit ratings.

LIQUIDITY: under federal securities laws, an underlying fund is not obligated to redeem any securities in an amount exceeding 1% of its total outstanding securities during any period of less than 30 days. The Fund therefore may not be able to liquidate more than 1% of an underlying fund's securities when desired.

INFLATION RISK: the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions.

OTHER CONSIDERATIONS: the underlying funds have their own investment objectives, policies, practices, and techniques, any one or all of which may subject their assets to varying degrees of risk. Principal and certain non-principal risks have been discussed in this prospectus. Additional non-principal risks of certain of the practices of the underlying funds are described further in the Statement of Additional Information. The Fund is independent from any of the underlying funds and has little influence in the investment practices of the underlying funds. If the Fund disagrees with these practices, the Fund may have to liquidate its shares in the underlying fund, which can entail further losses. In addition, the investment advisers of the underlying funds may also simultaneously pursue inconsistent investment strategies. For example, one underlying fund may be purchasing shares of the same issuer that another underlying fund is selling. Under these circum-stances, the Fund's indirect expenses would increase without any corresponding investment benefit.

                            YEAR 2000 DISCLOSURE

ND Management and the Fund's service providers each rely on computer systems to manage the Fund's investments, process transactions, and provide account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. ND Management is working with the Fund's service providers to adapt their systems to address this "Year 2000" issue. ND Manage-ment and the Fund expects, but there can be no absolute assurance, that the necessary work will be completed on a timely basis. Similar to the Fund, the underlying funds and their service providers also rely on computer systems and we are unable to predict what impact the Year 2000 problem will have on any of the underlying funds.

                                      11

                            OTHER RISK FACTORS

FOREIGN INVESTMENT RISK: to the extent the Fund invests in underlying funds that invest in foreign securities, the Fund is subject to foreign investment risk. Securities issued by foreign companies or governments present risks be-yond those of securities of U.S. issuers. Such risks include political or economic instability, changes in foreign currency exchange rates, and less publicly available information. Prices of foreign securities also may be more volatile and they may be less liquid than U.S. stocks.

                          HOW TO PURCHASE SHARES

You can buy shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the Fund. If you sell your shares within five years of purchase, you will have to pay a contingent deferred sales charge (CDSC) of 1.5% based on either your purchase price or what you sell your shares for, whichever amount is lower. You do not pay a CDSC on any shares you purchase by reinvesting dividends and capital gains. When you redeem shares subject to a CDSC, the Fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your Fund account due to capital appreciation, and then redeem the shares you have owned in the order purchased. When you redeem shares subject to a CDSC, the CDSC is deducted from your redemption proceeds and paid to ND Capital. Purchases of $1 million or more are subject to a reduced CDSC of 1% if shares are redeemed within 12 months of purchase.

Fund shares are also available for individual retirement accounts (IRAs), 401(k) Plans, and other retirement plans. See the Statement of Additional Information or call (800) 276-1262 for additional information.

                              CDSC WAIVERS

The Funds may sell shares without a CDSC to:

  * directors, officers, employees (including retirees) of the Fund, ND Holdings, ND Management, and ND Capital for themselves or certain members of their family;

  * trusts, pension, profit-sharing, or other plans for the benefit of directors, officers, employees (including retirees) of the Fund, ND Holdings, ND Management, and ND Capital and certain members of their families;

  * authorized broker-dealers and financial institutions and certain employees (including their spouses and children) of such dealers and institutions; and

  * any broker-dealer, financial institution, or other qualified firm which does not receive commissions for selling shares to its clients.

Please refer to the Statement of Additional Information for detailed eligibility requirements. Additional information is available by calling
(800) 276-1262.

                                      12

                     MINIMUM INVESTMENTS AND SHARE PRICE

You may open an account with $1,000 ($100 for the Monthomatic Investment Plan and $250 for an Individual Retirement Account) and make additional investments at any time with as little as $50. The Fund may change these minimum initial investments at any time. You may purchase shares from ND Capital or from investment dealers who have sales agreements with ND Capital. If you do not have a dealer, call (800) 276-1262 and ND Capital can refer you to one.

The price you pay for shares will depend on how and when the Fund receives your order. You will receive the share price next determined after the Fund has received your order. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to close of trading of the New York Stock Exchange (normally 3:00 p.m. Minot, North Dakota time) for you to receive that day's price. However, if you place your order through a dealer prior to the close of trading of the New York Stock Exchange and the Fund receives such order prior to the close of business of the Fund (normally
5:00 p.m. Minot, North Dakota time), you will receive that day's price.
Dealers are obligated to transmit orders promptly. See "Net Asset Value" for a discussion of how shares are priced.

          SYSTEMATIC INVESTING - THE MONTHOMATIC INVESTMENT PLAN

Once you have established a Fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or call ND Resources, Inc. ("ND Resources") at (800) 601-5593 for appropriate forms.

With the Monthomatic Investment Plan, you can make regular investments of $50 or more per month by authorizing us to draw either checks or debits on your bank account. Such account must have check or draft writing privileges. You can stop the withdrawals at any time by sending a written notice to ND Resources, the Fund's transfer agent, at P.O. Box 759, Minot, ND 58702. The termination will become effective within 7 days after the transfer agent has received the request. The Fund may terminate or modify this privilege at any time and may immediately terminate a shareholder's monthomatic plan if any item is unpaid by the shareholder's financial institution. There is no charge for this plan.

                                      13

                            SPECIAL SERVICES

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                            EXCHANGING SHARES

You may exchange Fund shares into an identically registered account at any time for shares of any mutual fund advised and underwritten by ND Capital or Ranson Capital Corporation or ND Management at net asset value. If the shares of the original fund are subject to a CDSC, the CDSC and the holding period of your original investment will be carried forward into the fund in which you are ex-changing and applied in the event you redeem any or all of your shares in this fund. If you paid a front-end sales charge on the shares being exchanged, you will not pay a CDSC in the event you redeem any or all of your shares. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging and be available in your state. Because an exchange is treated for tax purposes as a concurrent sale and purchase, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

The exchange privilege is not intended to allow you to use the Fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise Fund operating expenses, or otherwise have an adverse effect on other shareholders, the Fund reserves the right to revise or suspend the exchange privilege on 60 days' written notice, limit the amount or number of exchanges, or reject any exchange. For additional information on how to exer-cise the exchange privilege, call ND Resources at (800) 601-5593.

                           REINSTATEMENT PRIVILEGE

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds without incurring any additional charges. If you paid a CDSC, we will refund your CDSC as additional shares in proportion to the reinstatement amount of your redemption proceeds. Your holding period will also be rein-stated. An investor exercising this privilege a year or more after redemption must complete a new account application and provide proof that the investor was a shareholder of the Fund. If you redeemed shares in a retirement account, please review the plan document you received when you opened your account for rules and limitations if you are repurchasing shares in the same retirement account. The Fund may modify or terminate this privilege at any time.

                  GENERAL INFORMATION REGARDING DISTRIBUTION

ND Capital is the Fund's principal underwriter and is responsible for all sales and promotional activities. For its services, ND Capital receives any CDSC paid upon redemption of Fund shares. ND Capital pays sales commissions to dealers and its salesmen who sell Fund shares. In addition, the Fund pays dealers fees (in an amount not to exceed 0.25% of net assets) for personal service to shareholders and/or the maintenance of shareholder accounts. For additional information regarding compensation to the underwriter, see "Portfolio Transactions".

                                      14

                             HOW TO SELL SHARES

You may sell (redeem) your shares on any day the New York Stock Exchange is open. The New York Stock Exchange is closed on weekends, national holidays, and Good Friday. You will receive the share price next determined after the Fund has received your properly completed redemption request as described below. Your redemption request must be received before the close of trading for you to receive that day's price. While the Fund does not charge a redemp-tion fee, you may be assessed a CDSC, if applicable.

You can sell your shares at any time by sending a written request to the Fund, c/o ND Resources, P.O. Box 759, Minot, ND 58702. To properly complete your redemption request, your request must include the following information:

  *  The Fund's name;

  *  Your name and account number;

  *  The dollar or share amount you wish to redeem;

  *  The signature of each owner exactly as it appears on the account;

  * The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

  * The address where you want your redemption proceeds sent (if other than the address of record);

  * Any certificates you have for the shares (signed certificate or a duly endorsed stock power); and

  *  Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared which may take up to 15 days from the date of purchase. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record, or you want the check sent to another address. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association, or brokerage firm. A notary public cannot provide a signature guarantee.

You should note that the Fund reserves the right to liquidate your account (other than an IRA) upon 60 days' written notice if the value of your account falls below $1,000 for any reason other than a fluctuation in the market value of the Fund shares. The Fund also reserves the right to redeem in-kind
(that is to pay redemption requests in cash and portfolio securities or wholly in portfolio securities).

                                      15

The Fund may also suspend the right of redemption under the following unusual circumstances:

  * when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

  * when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

  * during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of interest holders.

                             SYSTEMATIC WITHDRAWAL

If the value of your Fund account is at least $5,000, you may request to have $50 or more withdrawn automatically from your account, subject to any applic-able CDSC. You may elect to receive payments monthly, quarterly, semiannually, or annually. If payments exceed reinvested dividends and distributions, an investor's shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in the Fund's systematic withdrawal plan. A shareholder who participates in the Monthomatic Investment Plan is ineligible to participate in the Plan.

                          DISTRIBUTIONS AND TAXES

The Fund pays dividends and any capital gains at least once a year. The Fund will automatically reinvest your dividends in additional Fund shares unless you request your dividends to be paid to you in cash.

The Fund will send a check to investors electing to receive dividends in cash. You may have your distribution check paid to a third party or sent to an address other than your address of record (although a signature guarantee will be required). For further information, contact ND Resources at (800) 601-5593.

                          TAXES AND TAX REPORTING

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Distributions of net capital gain distributions received by the Fund from underlying funds as well as net long-term capital gains realized by the Fund are generally taxable as long-term capital gains. Dividends from income (including dividends and net short-term capital gains received from the underlying funds) as well as short-term capital gains realized by the Fund are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold. It does not depend on how long you have owned your Fund shares.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash. The sale of shares in your account may produce a gain or loss and is a taxable event.

                                      16

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

              BUYING OR SELLING SHARES CLOSE TO A RECORD DATE

Buying Fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend". The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

                                NET ASSET VALUE

The price you pay for your shares is based on the Fund's net asset value per share which is determined as of the close of trading (normally 3:00 p.m. Minot, North Dakota time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by calculating the total value of the Fund's assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund's Board of Directors or its delegate.

The Fund's assets consist primarily of shares of the underlying funds which are valued at their respective net asset values. The underlying funds value securities in their portfolios for which market quotations are readily avail-able at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by their boards of directors. Money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities. Securities having 60 days or less remaining to maturity generally are valued at their amortized cost, which approximates market value. Other assets of the Fund are valued at their current market value if market quotations are readily available and, if not available, at fair value pursuant to methods established in good faith by the Board of Directors.

                                      17

                            FUND SERVICE PROVIDERS

The custodian of the assets of the Fund is First Western Bank & Trust, 900 South Broadway, Minot, North Dakota 58701. ND Resources, a wholly-owned subsidiary of ND Holdings, is the Fund's transfer agent. As transfer agent, ND Resources performs bookkeeping, data processing, accounting and other admin-istrative services for the operation of the Fund, and the maintenance of share-holder accounts.

                             SHAREHOLDER INQUIRIES

All inquiries regarding the Fund should be directed to ND Capital at 1 North Main, Minot, ND 58703 or call (800) 276-1262.

All inquiries regarding account information should be directed to ND Resources at P.O. Box 759, Minot, ND 58702 or call (800) 601-5593.

                                      18

                            FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's recent past performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Brady, Martz & Associates, P.C., whose report, along with the Fund's financial statements are included in the Fund's Statement of Additional Information. Further information about the Fund's performance is contained in the Fund's latest annual shareholder report. You may obtain a free copy of the Fund's latest annual shareholder report and Statement of Additional Information upon request from the Fund.

INTEGRITY FUND OF FUNDS, INC.

                                        For the Year       For the Year          For the Year                For the Year
                                           Ended                Ended                Ended                       Ended
                                        December 31,         December 31,          December 31,               December 31,
                                            1998                1997                 1996                         1995
                                    ---------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD      $ 13.27              $ 12.53               $ 11.76                      $ 10.00
                                    ---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)         $ (.03)               $ .21                 $ .10                        $ .22
     Net realized and unrealized
     gain (loss) on investment
     and futures transactions               1.64                 1.63                  1.53                         2.30
                                    ---------------------------------------------------------------------------------------
         Total Income From Investment
         Operations                       $ 1.61               $ 1.84                $ 1.63                       $ 2.52
                                    ---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     From net investment income            $ .00               $ (.21)               $ (.10)                      $ (.22)
     Distributions from net realized gain   (.66)                (.89)                 (.76)                        (.54)
                                    ---------------------------------------------------------------------------------------
         Total Distributions              $ (.66)             $ (1.10)               $ (.86)                      $ (.76)
                                    ---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $ 14.22              $ 13.27               $ 12.53                      $ 11.76
                                    ========================================================================================
TOTAL RETURN                               12.17%(A)            14.65%(A)             13.84%(A)                    25.20%(A)



RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period
     (in thousands)                       $20,058              $17,444              $ 11,406                      $ 4,362
     Ratio of net expenses
     (after expense assumption) to
     average net assets                     1.62%                1.62%(B)              1.63%(B)                     1.59%(B)
     Ratio of net investment income
     to average net assets                  (.36)%               1.73%                  .98%                        4.00%
     Portfolio turnover rate               32.28%               31.99%                50.11%                       15.30%

(A) Excludes contingent deferred sales charge of 1.5%.
(B) During the periods indicated above, ND Holdings, Inc. assumed expenses of $24,114, $39,760, and $40,714. If the expenses had not been assumed, the annualized ratio of total expenses to average net assets would have been 1.78%, 2.08% and 3.60%, respectively.

                                      19

                       INTEGRITY FUND OF FUNDS, INC.


          1 North Main * Minot, North Dakota 58703 * (701) 852-5292
                   P.O. Box 759 * Minot, North Dakota 58702
               (800) 276-1262 * Marketing * Fax (701) 838-4902
            (800) 601-5593 * Transfer Agent * Fax (701) 852-2548

                            INVESTMENT ADVISER
                        ND Money Management, Inc.
                               1 North Main
                             Minot, ND 58703

                          PRINCIPAL UNDERWRITER
                            ND Capital, Inc.
                               1 North Main
                             Minot, ND 58703

                               CUSTODIAN
                       First Western Bank & Trust
                           900 South Broadway
                             Minot, ND 58701

                            TRANSFER AGENT
                          ND Resources, Inc.
                   1 North Main, Minot, ND 58703
                   P.O. Box 759, Minot, ND 58702

                        INDEPENDENT ACCOUNTANT
                    Brady, Martz & Associates, P.C.
                        24 West Central Avenue
                             Minot, ND 58701

                              LEGAL COUNSEL
                           Chapman and Cutler
                         111 West Monroe Street
                           Chicago, IL 60603

                                      20

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                                      21

                            INTEGRITY MUTUAL FUNDS

                        Integrity Fund of Funds, Inc.

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this pros-pectus, contains detailed information on the Fund's policies and operation. Annual and semiannual reports contain management's discussion of market conditions, investment strategies, and performance results as of the Fund's latest semiannual or annual fiscal year end. Call ND Capital at
(800) 276-1262 to request a free copy of any of these materials.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at
(800) SEC-0330 for room hours and operation. You may also request Fund infor-mation by writing to the SEC's Public Reference Section, Washington, D.C. 20549.

Integrity Mutual Funds
1 North Main
Minot, North Dakota  58703
(800) 276-1262

File No. 811-8824

                                      22